Date: 11 February 2003


Halifax Plaza Associates, L.P.
c/o Cedar Bay Realty Advisors, Inc.
44 South Bayles Avenue - Suite 304
Port Washington, New York 11050


Dear Sirs:

                             Our Reference: CMD00081
                      Re: USD Amortizing Interest Rate Swap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between Citizens Bank of Pennsylvania ("CBPA") and yourselves ("Counterparty") on the trade date specified below (the "Transaction"). This document will constitute a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions,(the "Definitions"), as published by the International Swaps and Derivatives Association, Inc.("ISDA")are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between Counterparty and CBPA as to the terms of the Transaction to which this Confirmation relates. In addition, Counterparty and CBPA agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") published by the ISDA, with such modifications as Counterparty and CBPA shall in good faith agree (the "Agreement"). Upon the execution by Counterparty and CBPA of such Agreement, this Confirmation will supplement, form part of, and be subject to the Agreement. Until we execute and deliver that Agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us. For purposes thereof, the Second Method and Loss shall apply. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and either the ISDA Form or the Agreement, this Confirmation will govern for the purpose of this transaction.

The terms of the particular transaction to which this confirmation relates are as follows:

Notional Amount                                       See Schedule A

Trade Date                                            06 February 2003

Effective Date                                        10 February 2003


Termination Date                                      06 February 2010, subject to adjustment in
                                                      accordance with the Modified Following Business Day
                                                      Convention.

Fixed Amounts
-------------

Fixed Rate Payer                                       Halifax Plaza Associates, L.P.

Fixed Rate Payer Payment Dates                        The 6th day of each month from and including
                                                      06 March 2003 to and including the Termination
                                                      Date subject to adjustment in accordance with
                                                      the Modified Following Business Day Convention.

Fixed Rate                                            4.33 pct

Fixed Rate Day Count Fraction                         Actual / 360


Floating Amounts
----------------

Floating Rate Payer                                   CBPA

Floating Rate Payer Payment Dates                     The 6th day of each month from and including
                                                      06 March 2003 to and including the Termination
                                                      Date subject to adjustment in accordance with
                                                      the Modified Following Business Day Convention.

Floating Rate for initial Calculation Period          1.34 pct

Floating Rate Option                                  USD-LIBOR-BBA

Designated Maturity                                   1 Month

Spread                                                None

Floating Rate Day Count Fraction                      Actual / 360

Reset Dates                                           The first day of each Calculation Period.

Business Days                                         New York and London

Calculation Agent                                     CBPA

Payments to Counterparty:

         Account Number:                              6202093157
         Account Name:                                Halifax Plaza Associates, L.P.
         Bank:                                        CBPA



So long as no Event of Default or Termination Event shall have occurred and then be continuing with respect to [Party B], the parties hereto agree that [Party B] may terminate this Transaction by at least [5] Business days prior notice to Party A of its intention to do so, whereupon (a) the obligations of the parties to make any further payments under Section 2(a)(i) of the Agreement in respect of such Transaction shall terminate, (b) the Calculation Agent shall determine a Settlement Amount in accordance with the provisions of the ISDA Master Agreement and provide a statement with respect thereto, and (c) a termination payment shall be made on the Early Termination Date as if such Transaction were a Terminated Transaction and Party B was the Affected Party.

Counterparty and CBPA represent that each party is acting for its own account and, that each party has made its own independent decisions to enter into this Transaction and as to whether this transaction is appropriate or proper for it based on its own judgement and upon advice from such advisors as it has deemed necessary. Neither party is relying upon any communication (written or oral) from the other party as investment advice or as a recommendation to enter into this Transaction. Information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No assurances or guarantees (written or oral) as to the expected results of this Transaction have been received by either party. Each party is capable of evaluating and understanding the terms, risks and conditions of this Transaction. Each party is capable of assuming, and assumes, the financial and other risks of this Transaction.

Counterparty understands that the Transaction entered into under this agreement does not constitute a deposit and is not insured by the Federal Deposit Insurance Corporation, Federal Reserve Board, Office of the Comptroller of the Currency or any state or federal banking agency.


All inquiries regarding payments and/or rate re-settings should be sent to:

CBPA:
Citizens Bank of Pennsylvania
One Citizens Plaza
Providence, RI 02903
Attn: Treasury
Michael Smith     Phone 401-282-7250
                  Fax   401-282-7718



Counterparty:
Halifax Plaza Associates, L.P.
c/o Cedar Bay Realty Advisors, Inc.
44 South Bayles Avenue - Suite 304
Port Washington, New York 11050

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation enclosed for that purpose and returning it to us via mail at the address listed above.


         For and on behalf of Citizens Bank of Pennsylvania


         By:___________________________

         Name:
         Title: Authorized Signatory



Halifax Plaza Associates, L.P.



By:___________________________

Name:
Title:

SCHEDULE A - CMD00081



Calculation Period                                       Notional Amount (USD)

   10 February 2003         to         06 March 2003         300,000.00
     06 March 2003          to         06 April 2003         299,472.00
     06 April 2003          to          06 May 2003          298,944.00
      06 May 2003           to          06 June 2003         298,416.00
     06 June 2003           to          06 July 2003         297,888.00
     06 July 2003           to         06 August 2003        297,360.00
    06 August 2003          to       06 September 2003       296,832.00
   06 September 2003        to        06 October 2003        296,304.00
    06 October 2003         to        06 November 2003       295,776.00
   06 November 2003         to        06 December 2003       295,248.00
   06 December 2003         to        06 January 2004        294,720.00
    06 January 2004         to        06 February 2004       294,192.00
   06 February 2004         to         06 March 2004         293,664.00
     06 March 2004          to         06 April 2004         293,136.00
     06 April 2004          to          06 May 2004          292,608.00
      06 May 2004           to          06 June 2004         292,080.00
     06 June 2004           to          06 July 2004         291,552.00
     06 July 2004           to         06 August 2004        291,024.00
    06 August 2004          to       06 September 2004       290,496.00
   06 September 2004        to        06 October 2004        289,968.00
    06 October 2004         to        06 November 2004       289,440.00
   06 November 2004         to        06 December 2004       288,912.00
   06 December 2004         to        06 January 2005        288,384.00
    06 January 2005         to        06 February 2005       287,856.00
   06 February 2005         to         06 March 2005         287,328.00
     06 March 2005          to         06 April 2005         286,800.00
     06 April 2005          to          06 May 2005          286,272.00
      06 May 2005           to          06 June 2005         285,744.00
     06 June 2005           to          06 July 2005         285,216.00
     06 July 2005           to         06 August 2005        284,688.00
    06 August 2005          to       06 September 2005       284,160.00
   06 September 2005        to        06 October 2005        283,632.00
    06 October 2005         to        06 November 2005       283,104.00
   06 November 2005         to        06 December 2005       282,576.00
   06 December 2005         to        06 January 2006        282,048.00
    06 January 2006         to        06 February 2006       281,520.00
   06 February 2006         to         06 March 2006         280,992.00
     06 March 2006          to         06 April 2006         280,464.00
     06 April 2006          to          06 May 2006          279,936.00

SCHEDULE A - CMD00081


Calculation Period                                        Notional Amount (USD)

       06 May 2006       to       06 June 2006                   279,408.00
      06 June 2006       to       06 July 2006                   278,880.00
      06 July 2006       to      06 August 2006                  278,352.00
     06 August 2006      to    06 September 2006                 277,824.00
    06 September 2006    to     06 October 2006                  277,296.00
     06 October 2006     to     06 November 2006                 276,768.00
    06 November 2006     to     06 December 2006                 276,240.00
    06 December 2006     to     06 January 2007                  275,712.00
     06 January 2007     to     06 February 2007                 275,184.00
    06 February 2007     to      06 March 2007                   274,656.00
      06 March 2007      to      06 April 2007                   274,128.00
      06 April 2007      to       06 May 2007                    273,600.00
       06 May 2007       to       06 June 2007                   273,072.00
      06 June 2007       to       06 July 2007                   272,544.00
      06 July 2007       to      06 August 2007                  272,016.00
     06 August 2007      to    06 September 2007                 271,488.00
    06 September 2007    to     06 October 2007                  270,960.00
     06 October 2007     to     06 November 2007                 270,432.00
    06 November 2007     to     06 December 2007                 269,904.00
    06 December 2007     to     06 January 2008                  269,376.00
     06 January 2008     to     06 February 2008                 268,848.00
    06 February 2008     to      06 March 2008                   268,320.00
      06 March 2008      to      06 April 2008                   267,792.00
      06 April 2008      to       06 May 2008                    267,264.00
       06 May 2008       to       06 June 2008                   266,736.00
      06 June 2008       to       06 July 2008                   266,208.00
      06 July 2008       to      06 August 2008                  265,680.00
     06 August 2008      to    06 September 2008                 265,152.00
    06 September 2008    to     06 October 2008                  264,624.00
     06 October 2008     to     06 November 2008                 264,096.00
    06 November 2008     to     06 December 2008                 263,568.00
    06 December 2008     to     06 January 2009                  263,040.00
     06 January 2009     to     06 February 2009                 262,512.00
    06 February 2009     to      06 March 2009                   261,984.00
      06 March 2009      to      06 April 2009                   261,456.00
      06 April 2009      to       06 May 2009                    260,928.00
       06 May 2009       to       06 June 2009                   260,400.00
      06 June 2009       to       06 July 2009                   259,872.00
      06 July 2009       to      06 August 2009                  259,344.00

SCHEDULE A - CMD00081



Calculation Period                                         Notional Amount (USD)

     06 August 2009      to    06 September 2009                 258,816.00
    06 September 2009    to     06 October 2009                  258,288.00
     06 October 2009     to     06 November 2009                 257,760.00
    06 November 2009     to     06 December 2009                 257,232.00
    06 December 2009     to     06 January 2010                  256,704.00
     06 January 2010     to     06 February 2010                 256,176.00

Please be advised that all dates will be subject to adjustment in accordance with the Modified Following Business Day Convention.